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                          NOTICE OF ALLOWANCE                     Page 01 of 01
                     13 U.S.C.SECTION 1063(b)(2)

The MARK identified below was published for opposition under 15 U.S.C.
Section 1062(a). No successful opposition was filed in order to obtain a registration, applicant must file a Statement of Use under 15 U.S.C. Section 1051(d)(1) within six months of the MAILING DATE OF NOTICE identified below. A six month extension of time to file the Statement of Use will be granted upon proper request. Subsequent six-month extensions will be granted, for a period not to exceed twenty-four months, if good cause is shown. 15 U.S.C. 1051(d)(2). Failure to timely file or perfect Statement of use or request for extension of time will result in abandonment of the application. the requirements for each are set forth at 37 C.P.R. Sections XXX and XXX.

                                   75/074408

     Paul I. Menes                                  ATTORNEY
     Menes Law Corporation                      REFERENCE NUMBER
     1901 Avenue of the Stars
     Suite 2000                                    2439.01
     Los Angeles, CA 90067

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         PLEASE REVIEW THE ACCURACY OF THE NOTICE OF ALLOWANCE DATA



A request for correction to the notice of allowance should be submitted within 10 days to the following address: ASSISTANT COMMISSIONER FOR TRADEMARKS, 2900 CRYSTAL DRIVE, ARLINGTON, VIRGINIA 22202-3313. The correspondence should be marked to the attention of BOX ITU. The Patent and Trademark Office will review the request and make corrections where appropriate.

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SERIAL NUMBER 75/074408
MARK: PELIGRO
OWNER NAME: Colecciones de Raquel, Inc.
OWNER ADDRESS: 9903 Santa Monica Blvd., Suite 477
               Beverly Hills
               CALIFORNIA  90212

MAILING DATE OF NOTICE 02/18/1997

A Statement of Use or a request for an extension of time to file a Statement of Use must be RECEIVED by the Patent and Trademark Office within six (6) months from the above mailing date.

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                    GOODS/SERVICES BY INTERNATIONAL CLASS

003-men's essential oils for personal use and hair lotions
                  ALL OF THE GOODS/SERVICES IN EACH CLASS ARE LISTED